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                                                                    EXHIBIT 10.2

                                 FIRST AMENDMENT

                                       TO

                             JOINT VENTURE AGREEMENT

            THIS FIRST AMENDMENT TO JOINT VENTURE AGREEMENT, effective as of June 30, 2005 (this "AMENDMENT"), is made by and among Bridgetech Holdings International, Inc., a Delaware corporation ("BRIDGETECH"), and Amcare Labs International, Inc., a Delaware corporation ("AMCARE").

            WHEREAS, Bridgetech and Amcare are parties to that certain Joint Venture Agreement, effective as of April 10, 2005 (the "JOINT VENTURE AGREEMENT");

            WHEREAS, the parties hereto desire to amend the Joint Venture Agreement to extend the period of time for closing;

            NOW, THEREFORE, in consideration of the premises and the mutual representations, warranties, covenants and agreements set forth in this Amendment, the parties hereto agree as follows:

            1. Defined Terms; Definitions. Capitalized terms that are used but not defined in this Amendment shall have the meanings ascribed to such terms in the Joint Venture Agreement.

            2. Effective Time of Amendment. This Amendment and the terms and provisions hereof shall be effective as of the date hereof.

            3. Amendment to Section 2.2(d). Section 2.2(d) of the Joint Venture Agreement is hereby amended by deleting the date "June 30, 2005" and replacing it with the date "July 31, 2005".

            4. Binding Effect. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their heirs, executors, administrators, successors and permitted assigns. The Joint Venture Agreement, as amended by this Amendment, shall remain in full force and effect following the effectiveness of this Amendment in accordance with Section 2 hereof.

            5. Restatement of Joint Venture Agreement. The terms and provisions of this Amendment may be incorporated into an amended and restated version of the Joint Venture Agreement that restates, but does not further amend, the Joint Venture Agreement as amended by this Amendment.

            6. Counterparts. This Amendment may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all of such counterparts taken together shall constitute one and the same Amendment. A facsimile copy of a party's signature to this Amendment shall be deemed to be an original.

            7. Governing Law. This Amendment shall be deemed to be made in, and in all respects shall be interpreted, construed and governed by and in accordance with the laws of the State of Delaware.

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            IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Amendment as of the date first written above.

                                         BRIDGETECH HOLDINGS INTERNATIONAL, INC.

                                         By:        /s/ Thomas C. Kuhn III
                                             -----------------------------------
                                             Name:  Thomas C. Kuhn III
                                             Title: Executive Vice President
                                                    and Chief Financial Officer

                                         AMCARE LABS INTERNATIONAL, INC.

                                         By:       /s/ Mohan Chellappa
                                            ------------------------------------
                                            Name:  Mohan Chellappa
                                            Title: President

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